FOR IMMEDIATE RELEASE
---------------------

                             NORWOOD FINANCIAL CORP
                             ----------------------
                      ANNOUNCES 10.6% INCREASE IN EARNINGS
                      ------------------------------------

October 19, 2004 - Honesdale, PA

         William W. Davis, Jr. President and Chief Executive Officer of Norwood Financial Corp (Nasdaq-NWFL) and its subsidiary Wayne Bank announced earnings for the three months ended September 30, 2004 of $1,320,000, which represents a $126,000, or 10.6%, increase over the $1,194,000 earned in the similar period of 2003. Earnings per share, on a fully diluted basis were $.49 per share in 2004 period compared to $.45 per share for the similar period in 2003. The return on assets for the three month period in 2004 was 1.32% with a return on equity of 12.01%. For the nine months ended September 30, 2004, net income totaled $3,647,000, an increase of 6.5% over the similar period in 2003. Earnings per share on a fully diluted basis were a $1.35 in the 2004 period increasing from $1.30 for the same period in 2003.

         Total assets as of September 30, 2004 were $398.6 million, an increase of $5.9 million from September 30, 2003. Year over year, stockholder equity has increased $3.0 million to total $44.8 million and deposits grew by $2.5 million to $317.9 million.

         Loans receivable totaled $256.9 million, as of September 30, 2004 reflecting an increase of $28 million, or 12.2%, from September 30, 2003. The Company continues to experience strong commercial loan growth, with the portfolio increasing over 20% from the prior year. Residential real estate loans, driven by home equity loans, has also increased in excess of 20% when compared to September 30, 2003. The growth in these portfolios was partially offset by the continued decline in indirect automobile lending, as the Company is focusing on real estate lending.

         The Company's asset quality ratios remain very strong. Non-performing loans totaled $68,000, or .03% of total loans as of September 30, 2004 declining from $290,000, or .13% in the prior year. The Company was also able to reduce its provision for loan loss expense to $100,000 for the three months ended September 30, 2004 compared to $165,000 in the similar period of 2003, as a result of the decrease in non-performing loans as well as a lower level of net charge-offs.

         Net interest income on a fully taxable equivalent basis (fte) totaled $3,713,000 for the three months ended September 30, 2004, an increase of $238,000, or 6.8%, over the similar period in 2003. As a result of the increase in short-term interest rates, and an improvement in asset mix, with more loans, the net interest margin (fte) increased 13 basis points to 3.93% for the three month period in 2004 when compared to the same period in 2003. For the nine months ended September 30, 2004, net interest income (fte) totaled $10,858,000, an increase of 5.3% over 2003. The net interest margin (fte) also increased to 3.91% in the 2004 period from 3.85% in 2003.

         Other income excluding gains on sales of securities and loans for the three months ended September 30, 2004 was $819,000 compared to $710,000 in 2003. The Company's gains on sales of securities and mortgage loans were only $52,000 for the three month period in 2004, compared to $175,000 in 2003. For the nine months ended September 30,

2004, gains on sales of securities and mortgage loans totaled $376,000, decreasing from $734,000 in 2003.

         Other expenses for the three months ended September 30, 2004 totaled $2,509,000 compared to $2,417,000 in the 2003 period, an increase of 3.8%. The increase was due in part to the opening of the Marshalls Creek Branch in July 2004. For the nine months ended September 30, 2004, other expense totaled $7,548,000, an increase of $190,000 or 2.6%. The increase was due in part to $90,000 of expenses related to losses on lease residuals in 2004 compared to $25,000 in 2003. The Company liquidated its final vehicles in September 2004 with no additional loss.

         Norwood Financial Corp, through its subsidiary Wayne Bank, operates eleven offices and twelve automated teller machines in Wayne, Pike and Monroe Counties. The Company's stock is traded on the Nasdaq National Market, under the symbol, "NWFL".

         The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forward looking statements. Those risks and uncertainties include changes in interest rates, risks associated with the effect of opening a new branch, the ability to control costs and expenses, and general economic conditions. Norwood Financial Corp does not undertake and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Contact:  Lewis J. Critelli
          Executive Vice President &
          Chief Financial Officer
          NORWOOD FINANCIAL CORP
          570-253-1455
          www.waynebank.com
          -----------------

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                                                               September 30
                                                                          ----------------------
                                                                             2004         2003
                                                                          ---------    ---------
ASSETS
   Cash and due from banks                                                $  10,290    $  11,870
   Interest bearing deposits with banks                                         101          796
   Federal funds sold                                                           610        3,400
                                                                          ---------    ---------
          Cash and cash equivalents                                          11,001       16,066

  Securities available for sale                                             111,100      127,437
  Securities held to maturity,  fair value 2004: $5,912 2003: $6,451          5,720        6,193
  Loans receivable (net of unearned Income)                                 256,919      228,884
  Less: Allowance for loan losses                                             3,418        3,272
                                                                          ---------    ---------
     Net loans receivable                                                   253,501      225,612
  Investment in FHLB Stock                                                    2,183        1,935
  Bank premises and equipment,net                                             5,602        5,629
  Foreclosed real estate                                                         --           11
  Accrued interest receivable                                                 1,667        1,775
 Other assets                                                                 7,799        8,059
                                                                          ---------    ---------
          TOTAL ASSETS                                                    $ 398,573    $ 392,717
                                                                          =========    =========

LIABILITIES
   Deposits:
     Non-interest bearing demand                                          $  51,752    $  45,846
     Interest-bearing                                                       266,193      269,614
                                                                          ---------    ---------
          Total deposits                                                    317,945      315,460
  Short-term borrowings                                                      11,194        9,925
  Long-term debt                                                             23,000       23,000
  Accrued interest payable                                                    1,136        1,448
  Other liabilities                                                             508        1,049
                                                                          ---------    ---------
            TOTAL LIABILITIES                                               353,783      350,882

STOCKHOLDERS' EQUITY
  Common Stock, $.10 par value, authorized 10,000,000 shares
           issued:  2,705,715 shares                                            272          270
  Surplus                                                                     5,180        4,835
  Retained earnings                                                          39,338       36,260
  Treasury stock, at cost: 2004: 12,597 shares, 2003: 23,736 shares            (204)        (328)
  Unearned ESOP Shares                                                         (400)        (601)
  Accumulated other comprehensive income                                        604        1,399
                                                                          ---------    ---------
           TOTAL STOCKHOLDERS' EQUITY                                        44,790       41,835
                                                                          ---------    ---------

          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                                     $ 398,573    $ 392,717
                                                                          =========    =========

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

                                                      Three Months Ended   Nine Months Ended
                                                         September 30         September 30
                                                      ------------------   ------------------
                                                         2004      2003       2004      2003
                                                      -------   -------    -------   -------
INTEREST INCOME
    Loans receivable, including fees                  $ 3,770   $ 3,590    $10,886   $10,853
    Securities                                          1,004     1,148      3,155     3,561
    Other                                                   8        22         25        87
                                                      -------   -------    -------   -------
         Total Interest income                          4,782     4,760     14,066    14,501

INTEREST EXPENSE
    Deposits                                              858     1,114      2,628     3,641
    Short-term borrowings                                  46        23        103        73
    Long-term debt                                        320       324        964       962
                                                      -------   -------    -------   -------
         Total Interest expense                         1,224     1,461      3,695     4,676
                                                      -------   -------    -------   -------
NET INTEREST INCOME                                     3,558     3,299     10,371     9,825
PROVISION FOR LOAN LOSSES                                 100       165        390       495
                                                      -------   -------    -------   -------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES     3,458     3,134      9,981     9,330

OTHER INCOME
    Service charges and fees                              575       489      1,489     1,391
    Income from fiduciary activities                       83        85        238       189
    Net realized gains on sales of securities              51       156        313       542
    Gains on sale of loans                                  1        19         63       192
    Other                                                 161       136        469       381
                                                      -------   -------    -------   -------
         Total other income                               871       885      2,572     2,695

OTHER EXPENSES
    Salaries and  employee benefits                     1,276     1,232      3,840     3,681
    Occupancy, furniture and equipment, net               335       346      1,025     1,061
    Data processing related                               149       137        451       415
    Losses on lease residuals                              --        --         90        25
    Taxes, other than income                                2        (3)       185       167
    Professional Fees                                      77        67        233       195
    Other                                                 670       638      1,724     1,814
                                                      -------   -------    -------   -------
         Total other expenses                           2,509     2,417      7,548     7,358

INCOME BEFORE TAX                                       1,820     1,602      5,005     4,667
INCOME TAX EXPENSE                                        500       408      1,358     1,241
                                                      -------   -------    -------   -------
NET INCOME                                            $ 1,320   $ 1,194    $ 3,647   $ 3,426
                                                      =======   =======    =======   =======

Basic earnings per share                              $  0.50   $  0.46    $  1.38   $  1.32
                                                      =======   =======    =======   =======

Diluted earnings per share                            $  0.49   $  0.45    $  1.35   $  1.30
                                                      =======   =======    =======   =======

Cash dividends per share                              $  0.17   $  0.16    $  0.51   $  0.48
                                                      =======   =======    =======   =======

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)


Three Months Ended September 30                           2004            2003
-------------------------------                      -----------     ----------

Net interest income                                  $     3,558     $    3,299
Net income                                                 1,320          1,194

Net interest spread (fully taxable equivalent)              3.60%          3.44%
Net interest margin (fully taxable equivalent)              3.93%          3.80%
Return on average assets                                    1.32%          1.22%
Return on average equity                                   12.01%         11.41%
Basic  earnings per share                            $      0.50     $     0.46
Diluted earnings per share                                  0.49           0.45

Nine Months Ended September 30

Net interest income                                  $    10,371     $    9,825
Net income                                                 3,647          3,426

Net interest spread (fully taxable equivalent)              3.59%          3.48%
Net interest margin (fully taxable equivalent)              3.91%          3.85%
Return on average assets                                    1.24%          1.22%
Return on average equity                                   11.18%         11.16%
Basic  earnings per share                            $      1.38     $     1.32
Diluted earnings per share                                  1.35           1.30

As of September 30

Total Assets                                         $   398,573     $  392,717
Total Loans receivable                                   256,919        228,884
Allowance for loan  losses                                 3,418          3,272
Total deposits                                           317,945        315,460
Stockholders' equity                                      44,790         41,835
Trust Assets  under management                            77,651         70,058

Book value per share                                 $     16.63     $    15.60
Equity to total assets                                     11.24%         10.65%
Allowance to total loans receivable                         1.33%          1.43%
Nonperforming loans to total loans                          0.03%          0.13%